2023 Alexander & Baldwin Nonqualified
Defined Contribution Plan
Adoption Agreement
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Adoption Agreement

1.01Preamble
By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)]
(a)☐    adopts a new plan.
(b)☒    amends and restates its existing plan as of November 1, 2023, which is the Amendment Restatement Date. Except as provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Restatement Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Restatement Date.
Original Effective Date: January 1, 2020.

Pre-409A Grandfathering:    ☐ Yes    ☐ No
1.01Plan
Plan Name:    2019 Alexander & Baldwin Nonqualified Defined Contribution Plan
Plan Year:    calendar
1.02Plan Sponsor
Name:         Alexander & Baldwin. Inc.
Address:    822 Bishop Street, Honolulu, HI 96813
Phone #:     (808) 525-6611
EIN #:        45-4849780
Fiscal Year:    calendar
Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market?        ☒ Yes    ☐ No
1.03Employer
The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan:
Alexander & Baldwin, Inc. or the entity for whom services are performed and with respect to whom the legally binding right to compensation arises, and all entities with whom

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Alexander & Baldwin, Inc. would be considered a single employer under Section 414(b) of the Code; provided that in applying Section 1563(a)(l), (2), and (3) of the Code for purposes of determining a controlled group of corporations under Section 414(b) of the Code, the language “at least 50 percent” is used instead of “at least 80 percent” each place it appears in Section 1563(a)(l), (2), and (3) of the Code, and in applying Treasury Regulation§ l.414(c)- 2 for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, “at least 50 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulation§ l.414(c)- 2; provided, however, “at least 20 percent” shall replace “at least 50 percent” in the preceding clause if there is a legitimate business criteria for using such lower percentage.
1.04Administrator
The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:
Name:         Alexander & Baldwin Retirement Committee
Address:     same as above
Note: The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator.
1.05Key Employee Determination Dates
The Employer has designated December 31 as the Identification Date for purposes of determining Key Employees.
In the absence of a designation, the Identification Date is December 31.
The Employer has designated April 1 as the effective date for purposes of applying the six-month delay in distributions to Key Employees.
In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

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2.01Participation
(a)☒    Employees [complete (i), (ii) or (iii)]
(i)☐    Eligible Employees are selected by the Employer.
(ii)☒ Eligible Employees are those employees of the Employer who satisfy the following criteria:
Eligible Employees are those selected by the Employer and who have received notification of such eligibility in writing.
(iii)☐    Employees are not eligible to participate.
(b)☒    Directors [complete (i), (ii) or (iii)]

(i)     ☐    All Directors are eligible to participate.
(ii)     ☐    Only Directors selected by the Employer are eligible to participate.
(iii)    ☒    Directors are not eligible to participate.

3.01    Compensation
For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:

(a)☒    Compensation is defined as:

Compensation as defined in Section 1.15 of the A&B Individual Deferred Compensation and Profit Sharing Plan for Salaried Non-Bargaining Employees (the “401(k) Plan”), prior to the deduction of pretax contributions.
(b)☐    Compensation as defined in [insert name of qualified plan] without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year.
(c)☐    Director Compensation is defined as:

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(d)    ☐    Compensation shall, for all Plan purposes, be limited to $
(e)    ☐    Not Applicable.
3.02    Bonuses
Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses that will be the subject of a separate deferral election:

Type                            [Will be treated as]
Performance Based Compensation
Yes        No
                            ☐        ☐
                            ☐        ☐
                            ☐        ☐
                            ☐        ☐
                            ☐        ☐

☒    Not Applicable.

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4.01Participant Contributions
If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d).
(a)Amount of Deferrals
A Participant may elect within the period specified in Section 4.0l(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete “dollar amount” and/or “percentage amount.”
(i)Compensation other than Bonuses [do not complete if you complete (iii)]

Type of Remuneration	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
			%	%	%
			%	%	%
			%	%	%

Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

(ii)Bonuses [do not complete if you complete (iii)]

Type of Bonus	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
			%	%	%
			%	%	%
			%	%	%

(iii)Compensation [do not complete if you completed (i) and (ii)]

Dollar Amount		% Amount		Increment
Min	Max	Min	Max
		%	%	%

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(iv)Director Compensation

Type of Compensation	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Annual Retainer			%	%	%
Meeting Fees Other:			%	%	%
Other:			%	%	%
Other:			%	%	%

(b)Election Period
(i)Performance Based Compensation
A special election period
☐    Does
☐    Does Not
apply to each eligible type of performance-based compensation referenced in Section 3.02 of the Adoption Agreement.
The special election period, if applicable, will be determined by the Employer.
(ii)Newly Eligible Participants
An employee who is classified or designated as an Eligible Employee during a Plan Year
☐    May
☐    May Not
elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30-day period beginning on the date he is eligible to participate in the Plan.

The special election period, if applicable, will be determined by the Employer.

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(c)Revocation of Deferral Agreement
A Participant’s deferral agreement
☐    Will
☐    Will Not
be cancelled for the remainder of any Plan Year during which he receives a hardship distribution of elective deferrals from a qualified cash or deferred arrangement maintained by the Employer to the extent necessary to satisfy the requirements of Reg. Sec. l.401(k)-l(d)(3). If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

(d)No Participant Contributions
☒    Participant contributions are not permitted under the Plan.

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5.01Employer Contributions
If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c).

(a)Matching Contributions
(i)Amount

For each Plan Year, the Employer shall make a matching contribution on behalf of each Participant who defers Compensation under the 401(k) Plan for the Plan Year and satisfies the requirements of Section 5.0l(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]:
(A)☐    [insert percentage]% of the Compensation the Participant has elected to defer for the Plan Year
(B)☐    An amount determined by the Employer in its sole discretion
(C)☐    Matching contributions for each Participant shall be limited to $         and/or [insert percentage]% of Compensation
(D)☒    Other:
The lesser of:
•up to 3% of Compensation, or
•the applicable limit under Section 402(g) of the Code, including the catch-up limit (if applicable), minus the maximum allowable match under the 401(k) Plan, including match on catch-up contributions (if applicable).
(E)☐    Not Applicable [Proceed to Section 5.0l(b)]`
(ii)Eligibility for matching contribution
A Participant who defers Compensation for the Plan Year shall receive an allocation of matching contributions determined in accordance with Section 5.0l(a)(i) provided he satisfies the following requirements [complete the ones that are applicable]:

(A)☐    Describe requirements:

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(B)☒    Is selected by the Employer in its sole discretion to receive an allocation of matching contributions

(C)☐    No requirements
(iii)Time of Allocation
Matching contributions, if made, shall be treated as allocated [select one]:

(A)☐    As of the last day of the Plan Year
(B)☒    At such times as the Employer shall determine in its sole discretion
(C)☐    At the time the Compensation on account of which the matching contribution is being made would otherwise have been paid to the Participant
(D)☐    Other:

(b)Other Contributions
(i)Amount
The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.0l(b)(ii) equal to [complete the ones that are applicable]:
(A)☒    An amount equal to 3% of the Participant’s Compensation in excess of the applicable limit under Section 401(a)(l 7) of the Code
(B)☒    An amount determined by the Employer in its sole discretion
(C)☐    Contributions for each Participant shall be limited to $

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(D)☐    Other:

(E)☐    Not Applicable [Proceed to Section 6.01]
(ii)Eligibility for Other Contribution
A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.0l(b)(i) for the Plan Year if he satisfies the following requirements [complete the one that is applicable]:

(A)☐    Describe requirements:

(B)☒    Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions
(C)☐    No requirements
(iii)Time of Allocation
Employer contributions, if made, shall be treated as allocated [select one]:

(A)☐    As of the last day of the Plan Year
(B)☒    At such times or times as the Employer shall determine in its sole discretion
(C)☐    Other:

(c)No Employer Contributions
☐    Employer contributions are not permitted under the Plan.

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(d)Newly Eligible Participants
An employee who is classified or designated as an Eligible Employee during a Plan Year
☒    May
☐    May Not
elect to defer Employer Contributions allocated during the remainder of the Plan Year by completing a distribution election within the 30-day period beginning on the date he is eligible to participate in the Plan.

The special election period, if applicable, will be determined by the Employer.

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6.01Distributions
The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six-month delay for certain distributions to Key Employees of publicly traded companies.

(a)Timing of Distributions
(i)All distributions shall commence in accordance with the following [choose one]:
(A)☒    As soon as administratively feasible following the distribution event as delayed pursuant to Section 6.0l(a)(ii)(A) but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A-3(d)
(B)☐    Monthly on specified day [insert day]
(C)☐    Annually on specified month and day [insert month and day]
(D)☐    Calendar quarter on specified month and day [insert month and day] Q[insert numerical quarter 1, 2, 3, or 4)
(ii)The timing of distributions as determined in Section 6.0`l(a)(i) shall be modified by the adoption of:
(A)☒    Event Delay - Distribution events based on Separation from Service will be treated as not having occurred for 12 months

(B)☐    Hold Until Next Year - Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.0l(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases

(C)☐    Immediate Processing - The timing method selected by the Plan Sponsor under Section 6.0l(a)(i) shall be overridden for the following distribution events [insert events]:

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(D)☐    Not applicable
(iii)Except in the event of death, a distribution shall be made no later than the end of the taxable year in which the applicable distribution date occurs or, if later, the 15th day of the third month after the applicable distribution date occurs; provided if the payment period crosses two tax years, the payment recipient may not designate the taxable year of the payment. In the event of death of the participant (or beneficiary, if applicable), distributions must commence no later than the last day of the calendar year after the calendar year in which the death occurred, and the payment recipient may be allowed to designate the taxable year for payment.
(b)Distribution Events
Participants may elect the following payment events and the associated form or forms of payment. If multiple events are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9).

			Lump Sum	Installments
(i)	☐	Specified Date	☐	years
(ii)	☐	Specified Age	☐	years
(iii)	☒	Separation from Service	☒	2-5 years
(iv)	☐	Separation from Service plus 6 months	☐	years
(v)	☐	Separation from Service plus ___ months [not to exceed ___ months]	☐	years
(vi)	☐	Retirement	☐	years
(vii)	☐	Retirement plus 6 months	☐	years
(viii)	☐	Retirement plus ___ months	☐	years
(ix)	☒	Disabilty	☒	2-5 years
(x)	☒	Death	☒	2-5 years
(xi)	☐	Change in Control	☐	years

The minimum deferral period for Specified Date or Specified Age event shall be _l_ years.
Installments may be paid [select each that applies]

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☐    Monthly
☐    Quarterly
☒    Annually
(c)Specified Date and Specified Age elections may not extend beyond age [insert age or “Not Applicable” if no maximum age applies].
(d)Payment Election Override
Payment of the remaining vested balance of the Participant’s Account will automatically occur at the time specified in Section 6.0l(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]:

Events		Forms of Payment
		Lump Sum	Installments
☐	Separation from Service	☐
☐	Separation from Service before Retirement	☐
☐	Death	☐
☐	Disability	☐
☒	Not Applicable	☐

(e)Involuntary Cashouts
☒    If the Participant’s vested Account at the time his payment is triggered does not exceed $15,000, distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

☐    There are no involuntary cashouts.

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(f)Retirement
☐    Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

☒    No special definition of Retirement applies.
(g)Distribution Election Change
A Participant
☐    Shall
☒    Shall Not
be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.
A Participant shall generally be permitted to elect such modification ___ number of times.
Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.
(h)Frequency of Elections
The Plan Sponsor
☐    Has
☒    Has Not
elected to permit annual elections of a time and form of payment for amounts deferred under the Plan. If a single election of a time and/or form of payment is required, the Participant will make such election at the time he first completes a deferral agreement which, in all cases, will be no later than the time required by Reg. Sec. l.409A-2.

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(i)Disability
For Purposes of Section 2.11 of the Plan, Disability shall be defined as
☒    Total disability as determined by the Social Security Administration or the Railroad Retirement Board.
☐    As determined by the Employer’s long term disability insurance policy.
☐    As follows [insert description of requirements]:

☐    Not applicable.

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7.01Vesting
(a)Matching Contributions
The Participant’s vested interest in the amount credited to his Account attributable to matching contributions shall be based on the following schedule:

☒	Years of Service	Vesting %
	0	100%	[insert “100” if there is immediate vesting]
	1%
	2%
	3%
	4%
	5%
	6%
	7%
	8%
	9%

☐    Other:

☐    Class year vesting applies:

☐    Not applicable.
(b)Other Employer Contributions
The Participant’s vested interest in the amount credited to his Account attributable

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to Employer contributions other than matching contributions shall be based on the following schedule:

☐	Years of Service	Vesting %
	0	100%	[insert “100” if there is immediate vesting]
	1%
	2%
	3%
	4%
	5%
	6%
	7%
	8%
	9%

☐    Other:

☐    Class year vesting applies:

☐    Not applicable.
(c)Acceleration of Vesting
The Participant’s vested interest in his Account will automatically be 100% upon the occurrence of the following events [select the ones that are applicable]:
(i)☐    Death.

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(ii)☐    Disability.
(iii)☐    Change in Control.
(iv)☐    Eligibility for Retirement.
(v)☐    Other:

(vi)☒    Not applicable.

(d)Years of Service
(i)A Participant’s Years of Service shall include all service performed for the Employer and
☐    Shall
☐    Shall Not
include service performed for the Related Employer.
(ii)Years of Service shall also include service performed for the following entities:

(iii)Years of Service shall be determined in accordance with [select one]:
(A)☐    The elapsed time method in Treas. Reg. Sec. l.410(a)-7
(B)☐    The general method in DOL Reg. Sec. 2530.Z00b-1 through b-4

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(C)☐    Participant’s Years of Service credited under: [insert name of plan]
(D)☐    Other:
(iv)☒    Not applicable.

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8.01Unforeseeable Emergency
(a)A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:
☐    Will
☒    Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01]
be allowed.
(b)Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year:
☐    Will
☐    Will Not
be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

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9.01Investment Decisions
Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]:
(a)☒    The Participant or his Beneficiary
(b)☐    The Employer

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10.01    Trust
The Employer [select one]:

☒    Does

☐    Does Not
intend to establish a rabbi trust as provided in Article 11 of the Plan.

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11.01    Termination Upon Change In Control
The Plan Sponsor
☒    Reserves
☐    Does Not Reserves
the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.
11.02    Automatic Distribution Upon Change In Control
Distribution of the remaining vested balance of each Participant’s Account
☐    Shall
☒    Shall Not
automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7.

11.03    Change In Control
A Change in Control for Plan purposes includes the following [select each definition that applies):
(a)☒    A change in the ownership of the Employer as described in Section 9.7(c) of the Plan.
(b)☒    A change in the effective control of the Employer as described in Section 9.7(d) of the Plan.
(c)☒    A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan.
(d)☐    Not Applicable.

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12.01    Governing State Law
The laws of Hawaii shall apply in the administration of the Plan to the extent not preempted by ERISA.

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Execution Page

The Plan Sponsor has caused this Adoption Agreement to be executed this 29th day of November, 2023.

Plan Sponsor:	ALEXANDER & BALDWIN, INC.

	By:	/s/ Derek Kanehira
Derek T. Kanehira
Its Senior Vice President

	By:	/s/ Alyson J. Nakamura
Alyson J. Nakamura
Its Vice President and Secretary

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APPENDIX A

Effective April 1, 2020, the frozen accounts of participants in the Alexander & Baldwin, Inc. Excess Benefits Plan (the “EBP”) were funded and such EBP assets were transferred to the Plan (the “Transfer” of “Transferred Accounts”). Since the Transfer, the Transferred Accounts have been tracked and accounted for separately in the Plan, to ensure the EBP’s provisions with respect to the accrual of hypothetical earnings, forms of distribution and timing of distributions have been and will continue to be applied to the Transferred Accounts. For the avoidance of doubt and notwithstanding any provision of the Plan or the EBP to the contrary, the Transferred Accounts and any related earnings thereon from hypothetical investment options determined under the provisions of the EBP shall be paid at the same time and in form as set forth in the EBP.

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